                                                            UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, D.C. 20549

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                                                               FORM 8-K
                                                            CURRENT REPORT

                                Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

                                           Date of Report (Date of Earliest Event Reported):
                                                             September 30, 2004

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                                                        The Walt Disney Company
                                        (Exact name of registrant as specified in its charter)

                                                               Delaware
                                            (State or other jurisdiction of incorporation)

                          1-11605                                                   95-4545390
                 (Commission File Number)                               (IRS Employer Identification No.)

               500 South Buena Vista Street
                    Burbank, California                                               91521
         (Address of principal executive offices)                                   (Zip Code)

                                                            (818) 560-1000
                                         (Registrant's telephone number, including area code)

                                                            Not applicable
                                        (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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     Item 1.01  Entry into a Material Definitive Agreement.

     On September 30, 2004, the Registrant delivered its consent to the amended terms of a Memorandum of Agreement dated June 8,
2004 ("MOA") among the Registrant, Euro Disney S.C.A., a French société en commandite par actions consolidated with the Registrant in which the Registrant holds an indirect minority interest and which is managed by a subsidiary of the Registrant ("Euro Disney"), certain of Euro Disney's affiliates and its lenders. The effectiveness of the MOA was conditioned upon approval of its terms by all of Euro Disney's lenders. Following approval by all lenders, subject to certain amendments to the MOA, the MOA, as amended, became effective on September 30, 2004.

     As amended, the MOA contemplates a restructuring of Euro Disney's financial obligations as well as new debt and equity financing. Among other things, the terms of the MOA call for: an increase by approximately two percentage points in the interest rates on approximately EURO 450 million of the Registrant's senior debt; the permanent waiver of financial covenant violations for fiscal years 2003 and 2004; the forgiveness of EURO 10 million and the deferral and subsequent conversion into subordinated long-term borrowings of EURO 110 million outstanding on an existing line of credit from the Registrant and the deferral and subsequent conversion into subordinated long-term borrowings of EURO 58 million of deferred interest payable to the Caisse des Dépôts et Consignations
("CDC"); the deferral of approximately EURO 300 million of principal payments on senior bank debt for 3.5 years (but not later than
November 2012 in the case of certain payments); the deferral for 3.5 years of certain principal payments scheduled for years 2004 through
2023 under loans extended to Euro Disney by the CDC in 1989; the elimination of Euro Disney's current security deposit requirement and the disbursement of the current deposit balance of EURO 100 million as a debt prepayment to the senior lenders; the annual deferral of EURO 25 million of management fees and royalties payable to the Registrant's subsidiaries for fiscal years 2005 through 2009; the payment to subsidiaries of the Registrant of royalties and management fees in respect of fiscal 2004 in the amount of approximately EURO 60 million following completion of the rights offering by Euro Disney referred to below; the annual conditional deferral of up to EURO 25 million of management fees and royalties payable to the Registrant's subsidiaries for fiscal years 2007 through 2014 depending on Euro
Disney's operating results; the forgiveness of loan interest payments relating to 1999 CDC loans in the amount of EURO 2.5 million per year for fiscal years 2005 through 2012 and the annual conditional deferral and conversion into long-term subordinated borrowings of loan interest payments relating to 1999 CDC loans in an amount up to EURO 20.0 million for fiscal years 2005 through 2014 depending on
Euro Disney's operating results; the prepayment of EURO 10 million of principal of certain CDC loans; and authorization by the lenders of Euro Disney for the expenditure of a specified amount for additional attractions during fiscal years 2005 through 2009. The deferrals and conditional deferrals of amounts owed to the Registrant and the CDC cannot be paid earlier than the date when all amounts due to third party lenders under existing financings (other than the 1999 CDC loans) have been paid in full. In addition, pursuant to the MOA, effective October 1, 2004, Euro Disney has obtained a new ten-year EURO 150 million line of credit from the
Registrant for liquidity requirements, reducing to EURO 100 million after five years. The MOA additionally provides for the contribution by Euro Disney of substantially all of its assets and liabilities into an entity that will become a subsidiary of Euro Disney and in which subsidiaries of the Registrant will retain a minority equity position in exchange for forgoing their rights under certain leases to EURO 290 million of payments from Euro Disney.

     The MOA also provides for an equity rights offering by Euro Disney of EURO 250 million to existing shareholders, to which the
Registrant will subscribe in an amount of at least EURO 100 million with the remainder expected to be underwritten in due course by a group of financial institutions. The MOA also requires the Registrant to beneficially own at least 39% of the issued and outstanding shares of Euro Disney until December 31, 2016.

     The terms of the initial MOA were filed by the Registrant as Exhibit 3 to a report on Schedule 13D filed June 29, 2004 and are incorporated as exhibit 10.1 to this report by reference. The amendments to the MOA are attached hereto as exhibit 10.2.

     The implementation of the MOA remains subject to certain conditions, including: regulatory authorizations; approval of the reorganization and the rights offering by the shareholders (which the Registrant has agreed to vote in favor of); completion of final documentation; and the successful implementation of the rights offering by no later than March 31, 2005.

     Item 9.01  Financial Statements and Exhibits.

     (c)  Exhibits.

     Exhibit 10.1      Memorandum of Agreement dated June 8, 2004 among Euro Disney, S.C.A. and certain of its affiliates, the
                       Registrant, Caisse des Dépôts et Consignations, the Lenders (as defined therein), BNP Paribas and CALYON
                       (incorporated by reference to Exhibit 3 to Registrant's report on Schedule 13D filed June 29, 2004).

     Exhibit 10.2      Amendments to the June 8, 2004 Memorandum of Agreement (filed herewith).

                                                              Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                              The Walt Disney Company

                                                          By: /s/ Roger J. Patterson
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                                                              Roger J. Patterson
                                                              Vice President - Counsel

Date: October 6, 2004